UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2006

Red Trail Energy, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

North Dakota	000-1359687	76-0742311
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 11, 3682 Highway 8 South, Richardton, North Dakota		58652
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	701-974-3308

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2006, Red Trail Energy, LLC ("Red Trail") signed an Option to Purchase up to 200,000 Membership Units of its Class A Membership Units currently owned by the North Dakota Development Fund, an agency of the state of North Dakota, and Stark County, North Dakota, on behalf of the Community Development Grant Program. The purchase price is One Dollar ($1.00) per unit, plus a dividend equal to 8.25% interest from February 16, 2005 (the date of their investment in Red Trail) to the day Red Trail exercises the Option. The units may only be purchased by Red Trail to establish an employee bonus plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Trail Energy, LLC

October 18, 2006	By:	/s/ Mick Miller

Name: Mick Miller
Title: President

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Exhibit Index

Exhibit No.	Description

1	Option to Purchase